® Analyst Day July 17, 2014 ®

Safe Harbor To the extent that statements contained in this press release are not descriptions of historical facts regarding Celator, they are forward - looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as "may," "will," "expect," "anticipate," "estimate," "intend," and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward - looking statements. Forward - looking statements in this release involve substantial risks and uncertainties that could cause our pre - clinical and clinical research and development programs, future results, working capital requirements, performance or achievements to differ significantly from those expressed or implied by the forward - looking statements. Such risks and uncertainties include, among others, the uncertainties inherent in the initiation and conduct of clinical studies and other research programs, enrollment in clinical studies, availability of data from ongoing clinical studies, the outcome of other research programs, the potential efficacy and therapeutic potential of our drug candidates, our prospects for long - term growth, our ability to raise capital, and other matters that could affect the availability or commercial potential of our drug candidates. Celator undertakes no obligation to update or revise any forward - looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward - looking statements, as well as risks relating to the business of the company in general, see Celator's Form 10 - K for the year ended December 31, 2013 and other filings by the company with the U.S. Securities and Exchange Commission. 2

Agenda 9:00 – 9:10 AM: Welcome & Introduction Scott Jackson Chief Executive Officer 9:10 – 9:40 AM: CombiPlex & Why It Is Relevant and Important Lawrence Mayer, Ph.D. Founder, President & Chief Scientific Officer 9:40 – 10 :0 0 AM: Acute Myeloid Leukemia – Defining Patient Populations and Current Standard of Care Dr. Richard Stone Director: Adult Acute Leukemia Program, Dana Farber Cancer Institute 10 :0 0 – 10 :35 AM: CPX - 351 Phase 1 & 2 Clinical Data & the Ongoing Phase 3 Study Dr. Jeffrey Lancet Section Chief of Leukemia, Department of Malignant Hematology, Moffitt Cancer Center 10:35 – 10:50 AM: Question & Answer Session and Break 3

Agenda 10:50 – 11:05 AM: Ongoing and Planned Clinical Studies of CPX - 351 Dr. Arthur Louie Chief Medical Officer 11:05 – 11:25 AM: LLS Commitment to CPX - 351 Dr. Louis J. DeGennaro, Ph.D, Leukemia and Lymphoma Society ® , Interim President and CEO 11:25 – 11 :45 AM: CPX - 351 Commercialization Plans Derek Miller Chief Business Officer 11:45 AM – 12:00 PM: Question & Answer Session 12:00 PM: Closing Remarks Scott Jackson Chief Executive Officer 4

Welcome & Introduction Scott Jackson Chief Executive Officer Celator Pharmaceuticals Analyst Day, July 17, 2014 5

Front Cover Slide Our mission: To improve and extend the lives of patients with cancer

A Pioneer in Development of Cutting Edge Technologies • Although combination therapy is and will remain the cornerstone of therapy for most cancer patients, traditional strategies to combine drugs fall short of realizing the full potential of combination therapy • CombiPlex ® is a combination - optimizing platform that unleashes the power of combination therapy through a novel and rational approach to combining and delivering drugs • CPX - 351, the most advanced CombiPlex based product, is poised to become the first therapy to improve overall survival in secondary Acute Myeloid Leukemia (sAML) patients in more than 3 decades • Celator’s technologies, both optimizing combination therapies and novel single - agent delivery capabilities, can realize the potential of current and future anti - cancer treatments 7

Celator's Proprietary Oncology Pipeline


Research
Preclinical
Phase 1
Phase 2
Phase 3
CPX-351
Cytarabine:Daunorubicin
Secondary Acute Myeloid Leukemia (Ongoing)
Pre-conditioning prior to HSCT (Ongoing)
Unfit AML due to co-morbidities (Ongoing)
HR-MDS and AML after HMA therapy (Ongoing)
Unfit AML due to poor risk (Planned)
COG - Pediatric Pilot (Ongoing)
Novel combinations
Including targeted therapies
CPX-1
Irinotecan:Floxuridine
Colorectal Cancer
CPX-8 (HDPN)
Taxane Nanoparticle
Solid Tumors
Proprietary Technology Platforms

8
Celator Pharmaceuticals

Building a Broad Pipeline from the CombiPlex ® Platform • Why CombiPlex is relevant and important • Understanding CombiPlex and how it works • Plans to advance CombiPlex and widen its application to molecularly targeted therapies • Combinations targeting signaling pathways (i.e. inhibitors of PI3K/AKT/mTOR pathway and inhibitors of Ras/Raf/MEK/ERK pathway) • Combinations of existing chemotherapeutics with molecularly targeted agents • Combinations of epigenetic modulators • Generate additional data for novel single - agent formulations • Based on formulation work being done in support of CombiPlex • Establish proof of principle to support value of R&D collaborations • Generate product candidates for internal development 9

AML and CPX - 351 Opportunity • Understanding the AML market, in particular secondary AML, and current treatment options • Review of the Phase 1 and 2 studies, with discussion about the key aspects/endpoints of the Phase 3 study • The Leukemia & Lymphoma Society ® and the Therapy Acceleration Program support for CPX - 351 • CPX - 351 Life - Cycle Management • Celator plans to commercialize CPX - 351 in the US and seek to partner ex - US 10

CPX - 351 Phase 3 Study Design in sAML 11 Eligibility Confirmation of sAML according to the World Health Organization (WHO) criteria with certain exclusions Age 60 - 75 years Able to tolerate intensive chemo PS 0 - 2 Randomization CPX - 351 7+3 1:1 Randomization Follow - up 150 patients 150 patients Patients will be stratified based on age and cytogenetics Primary Endpoint: Overall survival >90% power for HR= 0.635 or better Secondary Endpoints: Leukemia clearance rate, response rate (CR+CRi), response/remission duration, Event - Free Survival (EFS), 60 - day mortality Established with FDA and EMA an acceptable pivotal study design

Advantages of the CPX - 351 Phase 3 Study • AML is heterogeneous; single arm studies used to design Phase 3 studies may not be predictive • Two randomized, controlled clinical studies were conducted to identify a patient population, secondary AML, to pursue in Phase 3 • Patient eligibility in the Phase 3 study is based on the population with greatest observed overall survival benefit in Phase 2 (n=58, HR=0.40, p=0.004) • Phase 3 study is being conducted in Canada and the U.S., where the Phase 2 study was conducted • Celator has received scientific advice from EMA and believes this Phase 3 study can be used for regulatory submission in Europe • The control arm are the same two drugs used in the Phase 2 study and the control arm median survival (~6 months) was consistent with historical data • Benefit seen with CPX - 351 vs 7+3 is consistent across all metrics – higher response rate, reduced early mortality, and improved overall survival 12

What are the Upcoming Endpoints in the Phase 3 study? 13 Metric Endpoint Phase II (based on Phase 3 eligibility, n=58) Phase III Target (approx.) Timing of Data CR+CRi Secondary 73.7% vs 42.1% 20% 2Q2015 Overall Survival Primary HR=0.40, p=0.004 HR=0.635 1Q2016 • A positive Phase 3 result can be achieved with half the overall survival observed in the Phase 2 (the population that matches the eligibility being used in the Phase 3 study) • Numerous meetings with FDA, to discuss various components of the NDA, which Celator believes lowers the regulatory risk

CombiPlex ® Why It Is Relevant and Important Lawrence Mayer, Ph.D. Founder, President & Chief Scientific Officer Celator Pharmaceuticals Analyst Day, July 17, 2014 14

Key Objectives for Technology Update Why CombiPlex ® is relevant and important Understanding CombiPlex ® and its advantages Advancing CombiPlex ® to widen its application 15

Future of Anti - Cancer Combination Therapies: The Promise 16

Future of Anti - Cancer Combination Therapies: The Problems

Enhancing Efficacy Profile of Drug Combinations The Solution = CombiPlex ® Control drug ratios after injection • Nano - scale liposomes and nanoparticles engineered to:  Stably encapsulate synergistic drug ratios  Harmonize PK through controlled release to maintain optimal ratio in vivo  Provide elevated, prolonged and selective exposure of synergistic drug ratios to tumor cells Scientific Relevance • Many drug combinations require simultaneous exposure • However, current strategies for combining many agents are likely sub - optimal The Problem • Combining drugs at ratios based on MTD may be antagonistic or subject patients to added toxicity • Difficult to optimize regimens for combining agents in a clinical setting • Conventional drug formulations lead to rapidly changing drug ratios in vivo 18

CombiPlex ® Delivers Sustained, Synergistic Drug Ratios to Increase Anti - tumor Potency Identify drug combinations that exhibit ratio - dependent synergy Fix desired synergistic ratio in effective drug delivery vehicle Deliver and maintain synergistic drug ratio in vivo Increased anti - tumor potency 19

CombiPlex ® is Critical to Delivering the Right Ratio, to the Tumor, for Prolonged Periods of Time Inject Inject 24 hours CombiPlex ® Maintains Ratio 1 hour Free Drug Cocktail: Ratio changes rapidly 20

Delivery Systems are Key Enablers of CombiPlex ® Proprietary Liposome and Nanoparticle Platforms Provide Means for Synchronizing Combination PK • Lipid membrane controls drug release rates • Provide differential release control of water soluble and amphipathic drugs • Proprietary active drug loading, retention methods, and low cholesterol liposomes • Required for controlling PK of hydrophobic drugs (e.g. most targeted agents) • Lipid anchors make all drugs very hydrophobic • Anchor and Linker chemistry of hydrophobic prodrugs dictates bioavailability Liposomes Nanoparticles Iterative process of structure - performance evaluations by testing PK of formulation variants 21 While many companies are encapsulating single drugs in various delivery vehicles including liposomes and nanoparticles, to our knowledge Celator is the only company that can deliver two or more drugs simultaneously at an additive or synergistic ratio over an extended period of time

Proof of CombiPlex ® Technology Concept CPX - 351 Case Study Proof - of - concept established with approved cytotoxic drug combinations supports application of CombiPlex ® to wide array of drug combinations 22

CPX - 351 - In Vitro Drug Combination Screening Reveals Ratio - dependent Synergy for Cytarabine:Daunorubicin Cytarabine:Daunorubicin molar ratio of 5:1 maximizes synergy and minimizes antagonism in vitro 1:10 1:5 1:1 5:1 10:1 HCT-116 Colon 0.8 0.7 0.8 0.8 0.8 SW620 Colon 1.0 0.6 0.8 0.7 0.6 Nalm-6 Leukemia 1.8 1.6 1.1 1.1 1.1 P388 Leukemia 1.2 1.5 0.6 0.7 0.8 HL60 Leukemia 1.3 1.2 0.8 0.8 1.1 L1210 Leukemia 1.4 1.5 1.3 0.8 1.1 A253 Oral 1.1 1.0 1.1 0.8 0.9 BXPC-3 Pancreatic 1.1 1.1 1.2 1.0 0.9 IGROV-1 Ovarian 2.0 1.3 1.5 1.1 0.9 Capan-1 Pancreatic 1.0 0.9 1.0 0.9 1.6 CI @ ED90 Cell Lines Tissue Antagonistic Additive Synergistic 23

Hours after injection 0 10 20 30 40 50 Plasma drug concentration (  g/ml) 0.1 1 10 100 1000 Hours after injection 0 5 10 15 20 25 CPX-351 Cyt:Daun Molar Ratio 1 10 Cyt Daun Cyt Daun Key Features Underlying CPX - 351 Efficacy Improvements Provided by CombiPlex ® Elevated exposure to synergistic drug ratios CPX - Free Free CPX - 24

Hours After Administration 0 20 40 60 80 100 120 140 160 180 Bone Marrow Cytarabine (  g/ml) 0 1 2 3 CPX-351 Free drug cocktail Free Drug CPX - 351 ;allways Prolonged drug exposure at tumor site Key Features Underlying CPX - 351 Efficacy Improvements Provided by CombiPlex ® 25

Cytarabine Leukemic Cells Normal BM Cells pmol/10 6 cells 0 5 10 15 20 25 30 Daunorubicin Leukemic Cells Normal BM Cells 0 5 10 15 20 25 Liposomes Leukemic Cells Normal BM Cells 0 50 100 150 200 250 Selective delivery to tumor cells pmol Cytarabine/10 6 cells Key Features Underlying CPX - 351 Efficacy Improvements Provided by CombiPlex ® 26

0 20 40 60 80 0 20 40 60 80 100 Dramatic Preclinical Efficacy Improvements WEHI - 3B Monomyelocytic Leukemia Days post cell inoculation % Survival Saline Control CPX - 351 12:5.3 mg/kg Cyt:Daun Free Drugs 300:4.5 mg/kg Cyt:Daun MTD MTD 27

Overall Survival 0% 20% 40% 60% 80% 100% 0 3 6 9 12 15 Months from randomization CPX - 351 Median = 6.6 months Salvage Median = 4.2 months CPX - 351 Demonstrated Significant Improvement in Overall Survival in 2 Randomized, Controlled Studies 0% 20% 40% 60% 80% 100% 0 12 24 36 48 Months from randomization 7+3: Secondary CPX-351: Secondary Deaths / N 18 / 19 23 / 33 Median in Mons 6.1 (1.4, 7.5) 12.1 (9.1, 17.6) Logrank p-value = p=0.01, HR=0.46 Overall Survival Protocol-defined sAML sAML patients from Study 204 (n=52) Unfavorable Risk, First Relapse patients from Study 205 (n=85) 28 After 24 months of follow - up After 12 months of follow - up

Important Lessons Learned from CPX - 351 • In vitro informatics on drug ratio - dependent synergy can be translated in vivo using appropriately designed delivery systems • CombiPlex ® results from preclinical models are representative of human experience • PK parameters scaled allometrically from mice to rats, dogs and humans • Toxicity profiles observed preclinically were manifested in humans • Large preclinical efficacy improvements led to clinically meaningful survival improvements in AML patient populations • CombiPlex formulations exhibit strong pharmaceutical feasibility and robust stability/shelf life • CombiPlex approach can expedite clinical development of drug combinations 29

Relevance of CombiPlex ® Technology For Molecularly Targeted Agent Combinations 30

Trends in Development of Molecular Targeted Agents: Important Role of Combinations • Single molecularly targeted agents often have modest or transient antitumor activity • Tumor cell survival is often dictated by multiple targets • Emergence of resistance is more likely to result from targeting one pathway, due to inter - pathway communication and feedback loops • Simultaneous inhibition of multiple targets is expected to reduce treatment resistance caused by compensatory pathways • Increasing awareness of tumor sub - types exhibiting common alterations/lesions in multiple pathway mediators • FDA guidance on drug combinations includes path for combinations of two NCEs 31

Rationale for Role of Drug Delivery in Development of Targeted Agent Combinations • Many combinations will require simultaneous target inhibition • Need for harmonized PK and tumor cell exposure • Conventional dosing formats unable to coordinate exposure due to differential and independent drug distribution, metabolism and elimination of combined drugs • Toxicity complications observed with many targeted agent combinations may be ameliorated using delivery vehicles • Growing evidence that degree of target inhibition (e.g. drug ratio) is important for combinations of targeted agents • Combinations are being developed where simultaneous exposure to both agents is likely required for clinically meaningful efficacy • Synthetic lethal combinations • Cancers with co - amplified genetic alterations 32

CombiPlex® Provides an Effective Path to Initiate Phase 1 Combination Testing, and a Quicker Go-No Go Decision



Traditional Path
Drug A
Drug B
In Vitro
Preclinical at joint MTD
Phase 1 to MTD
Phase 1 to MTD
Phase 2 at MTD
Phase 2 at MTD
Phase 1 Combo Multifaceted Dose Escalation to MTD
Phase 2 Combo at MTD
Go/No Go
Months
Potential savings of 2+ yrs



CombiPlex® Path
Drug A
Drug B
In Vitro: Identify Synergistic Ratio
Formulate at Synergistic Ratio
Preclinical PoP at Synergistic Ratio
Phase 1 Combo with Synergistic Ratio to MTD
Phase 2 Combo with Synergistic Ratio at MTD
Go/No Go

- Avoids "redundant loop" of testing agents in Phase 1 and Phase 2 individually prior to testing combination
- Expedites access to target patient population due to increased likelihood of positive efficacy signal in early stage trials

33

Celator Pharmaceuticals

Parallel Paths being Pursued to Generate Preclinical CombiPlex ® Data Packages with Targeted Agents Develop independently • Generate data with CombiPlex for 3 targeted combination regimens • In addition, this allows development of single agent nanoparticle pro - drugs for 2 agents Objectives: 1. Establish proof of principle to support value of R&D collaborations 2. Generate product candidates for internal development 3. Publish and present data to increase awareness, understanding, and interest in CombiPlex and our nanotechnology Develop via R&D collaborations Recent interactions with potential collaborators confirm there is a path and potential interest to develop data packages directly for, or provide intellectual capital for, utilization of CombiPlex to other companies Objectives: 1. Validate platform 2. Gain access to novel pre - clinical assets

Targeted Agent Pilot Studies for CombiPlex ® • Generate data demonstrating feasibility and benefits provided by CombiPlex for combinations of molecularly targeted agents to attract R&D collaborations and/or generate product candidates for internal development • Identify 3 targeted agent combinations with attractive scientific rationale that appear feasible for applying CombiPlex technology • Ratio - dependent synergy • Require simultaneous exposure • Toxicity problems • Chemical structures compatible with liposome/nanoparticle platforms • Consider multiple classes of combinations vs multiple combinations within class • Generate prototype formulations that coordinate PK with drug ½ life >8hr • Perform tolerability and 3 efficacy models with 3 lead formulations • Demonstrate in vivo ratio dependency and identify optimal ratio • Demonstrate superiority over free agents in recognized preclinical models 35

36 Value - drivers / Benefits of CombiPlex ® Provide the Starting Point for Future Development Priorities CombiPlex® Platform Benefits / Potential Benefits Efficacy: Locking in fixed ratio combinations Efficacy: Greater target selectivity Toxicity: Lower collateral selectivity (e.g., cardio) Potential Efficacy: Ligand binding to increase targeting Other (e.g., dosing and admin) • Cardio • Neuro • GI • Nephro • Ocular • Alopecia • Other • Bone marrow • Spleen • Brain • CNS • Kidney • Liver • Other • Optimizing ratios • Maintaining ratios • Enabling agents that clear pre - maturely

Identifying Opportunities to Leverage CombiPlex® Technology
Process and criteria for prioritizing potential combinations

1 Identify Initial List of ~20 Potential Expansion Opportunities
Based on established or potential agent synergy

- Cytotoxic Combinations
- Cytotoxic + Targeted Agent Combinations
- Targeted Agent Combinations

2 Criteria for Prioritizing

- ☑ Scientific
- ☑ Clinical
- ☑ Market / Competitive
- ☑ Regulatory
- ☑ Intellectual Property
- ☑ Financial and Other

3 Summarize Opportunities, Sequencing

Short-list for further evaluation / external diligence

37

Celator Pharmaceuticals

Combinations Identified for CombiPlex ® Application to Molecularly Targeted Agents Combinations of epigenetic modulators • Histone deacetylase inhibitors; plus • Hypomethylating agents (e.g. azacitidine, Celgene) Combinations targeting major signaling pathways • Inhibitors of PI3K/AKT/mTOR pathway (e.g. AZD5363, AstraZeneca); plus • Inhibitors of Ras/Raf/MEK/ERK pathway (e.g. AZD6244, AstraZeneca) Combinations of existing chemotherapeutics with molecularly targeted potentiating agents • Widely utilized and active cytotoxics (e.g. docetaxel); plus • Modulators that impact apoptosis (e.g. AUY922, Novartis) Data packages projected to be available 3Q2015 38

Leveraging CombiPlex ® to Build a Pipeline of Targeted Agents • In vitro drug ratio dependency can be translated in vivo utilizing drug delivery vehicles, resulting in dramatic improvements in efficacy; preclinical results also translate to clinical improvements • Efficient iterative product generation process is applicable to wide range of drugs; virtually unlimited product pipeline based on combinations of existing agents and/or NCEs • Addresses development problems associated with “conventional” (non - delivery) combinations: • Combinations in which individual agents have minimal efficacy • Combinations that cause toxicities limiting full inhibition of both targets • Combinations requiring simultaneous exposure to tumor cells • Combinations demonstrating drug ratio - dependent synergy • Potential for shortening development timelines by improving effectiveness of clinical development path for drug combinations 39

Acute Myeloid Leukemia - Defining Patient Populations and Current Standard of Care Dr. Richard Stone Director, Adult Acute Leukemia Program, Dana Farber Cancer Institute Celator Pharmaceuticals Analyst Day, July 17, 2014 40

41 AML: Key Points Richard M. Stone, MD Director, Adult Leukemia Program Dana - Farber Cancer Institute and Brigham and Women’s Hospital Professor of Medicine Harvard Medical School Boston, MA

42 AML: What is it and how did it get there?  Unbridled proliferation of hematopoietic stem cells (myeloid lineage) resulting in marrow failure and patient death unless successfully treated  Risk factors: AGE, prior chemo for other cancers, ionizing radiation, industrial solvents (last 3 probably <10% of incidence=15K new US cases annually)

43 Key Points from de novo AML genome atlas  AML genomes have fewer mutations than most other adult cancers (n=13, 5 of which are among the 23 recurrently mutated genes)  9 Key categories: – transcription - factor fusions (18%) – nucleophosmin ( NPM1 ) (27%) – tumor - suppressor genes (16%) – DNA - methylation – related genes (44%) – signaling genes (59%) – chromatin - modifying genes (30%) – myeloid transcription - factor genes (22%) – cohesin - complex genes (13%) – spliceosome - complex genes (14%) The Cancer Genome Atlas Research Network N Engl J Med 2013; 368:2059 - 2074.

44 AML: FAB Classification • M0: Cytochem neg; myeloid Ag on flow • M1: Peroxidase pos. • M2: Perox pos.; some differentiation • M3: Acute Promyelocytic Leukemia • M4: Acute Myelomonocytic Leukemia (perox and NSE pos.) • M5: Acute Monocytic Leukemia (NSE pos) • M6: Acute Erythroleukemia • M7: Acute Megakaryocytic Leukemia

45 WHO Classification of AML • AML with recurrent cytogenetic translocations – t(8;21), t(15;17), 11q23, inv 16 or t(16;16) • AML with multilineage dysplasia – prior MDS • AML, therapy - related – alkylating agent, epipodophyllotoxin - related • 20% blasts, not 30%, constitutes AML, not RAEB - T

46 Current Risk Assessment in AML Key Prognostic Data in AML in 2013 Patient age Cytogenetics / karyotype Primary versus secondary disease (secondary = post - antecedent hematologic disorder, or therapy - related) Molecular studies: • FLT3 ITD (internal tandem duplication) mutation Unfavorable • NPM1 mutation Favorable • CEBPA biallelic mutation Favorable • KIT mutation [in ~25% of t(8;21) or inv(16) AML] Unfavorable Of Future Importance: mutation status of IDH1/2, DNMT3A, TET2 , etc.

47 Older Patients With AML Continue to Have Inferior Outcomes • Data are based on CALGB & MRC trials for which adults of all ages were eligible Age group Complete remission rate (with “3&7” - like regimens) Early mortality Disease - free survival Long - term overall survival Median survival <60 years 70% 10% 45% 30% 24 months ≥60 years 45% >25% <20% 10% 10 months

48 Why Do Older Patients With AML Experience Inferior Outcomes? • Decreased host tolerance of intensive therapy – Impaired hematopoietic stem cell reserve – Presence of comorbid diseases – Decreased chemotherapy clearance • Increased resistance of disease to therapy – Ratio of favorable (eg, t[8;21]) to unfavorable (eg, – 7) cytogenetics is lower than for younger patients – Higher expression of drug resistance proteins (e.g. PGP) – Higher incidence of antecedent hematologic disorders

49 European Leukemia Net (ELN) Guidelines: AML Genetic - Cytogenetic Prognostic Subgroups Döhner H et al, Blood 2010; 115(3):453 - 474 Genetic Risk Group Survival Subset Favorable 65% • t(8;21)(q22;q22); RUNX1 - RUNX1T1 • inv(16)(p13.1q22) or t(16;16)(p13.1;q22); CBFB - MYH11 • Mutated NPM1 without FLT3 - ITD (normal karyotype) • Mutated CEBPA (normal karyotype) Intermediate - I 50% • Mutated NPM1 and FLT3 - ITD (normal karyotype) • Wild - type NPM1 and FLT3 - ITD (normal karyotype) • Wild - type NPM1 without FLT3 - ITD (normal karyotype) Intermediate - II 40% • t(9;11)(p22;q23); MLLT3 - MLL • Any cytogenetics not classified as favorable or adverse Adverse 20% • inv(3)(q21q26.2) or t(3;3)(q21;q26.2); RPN1 - EVI1 • t(6;9)(p23;q34); DEK - NUP214 • t(v;11)(v;q23); MLL rearranged • Monosomy 5 or del(5q); monosomy 7; abnormal 17p; complex karyotype (≥ 3 abnormalities)

50

Consolidation: DFS Benefit Only in Patients <60 Years Receiving High-Dose Ara-C


Patients in Remission (%)
100
80
60
40
20
0
3 g/m^2 = 156
400 mg/m^2 = 156
100 mg/m^2 = 155
P = 0.0007
Patients with CBF cytogenetics or RAS mutations benefitted most from HiDAC
...12......24......36......48......60......72..... 84 .
Age < 60
3 g/m^2 = 31
400 mg/m^2 = 50
100 mg/m^2 = 48
P = 0.22
...12......24......36......48......60......72..... 84 .
Age > 60

Bloomfield CD, et al. *Cancer Res.* 1998;58(18):4173-4179; Neubauer A, et al. *J Clin Oncol.* 2008; 26(28):4603-4609; Mayer RJ, et al. *N Engl J Med.* 1994;33(1):896-903.

51 AML Therapy for Patients <60 Years Old Guidelines • Standard induction chemo: “3+7”  Daunorubicin 60 - 90 mg/m 2 /d x 3 (or idarubicin 12 mg/m 2 /d x 3)  Cytarabine 100 - 200 mg/m 2 /d x 7 continuous infusion • Post - remission (consolidation) therapy:  If poor cytogenetics: AlloSCT  If favorable (CBF) cytogenetics, or normal cytogenetics with NPM1 mutation and FLT3 wild type: 4 cycles HiDAC  If intermediate cytogenetics: AlloSCT or AutoSCT or HiDAC

52 What is the Optimal Induction Approach in Older Patients With AML? • Standard induction : 3&7 (if patient likely to tolerate) – Daunorubicin 45 - 90 mg/m 2 /d x 3d – Cytarabine 100 - 200 mg/m 2 /d x 7d by continuous infusion 1 – Idarubicin or mitoxantrone are not better than daunorubicin 2 – Adding etoposide or increasing daunorubicin dose is possible, but not clearly better 3,4 • Recent trials 5 - 7 have assessed if ‘tolerable’ single agent therapy (eg, clofarabine, decitabine, laromustine) might replace 3+7 in those destined to do very poorly with 3+7:  Age >70 years  Performance status ≥2 +/ - comorbid disease  Adverse cytogenetics  Antecedent hematological disorder (e.g. MDS, MPN) 1. Estey EH. Blood . 2000;96(5):1670 - 1673. 2. Rowe JM, et al. Blood. 2004;103(2):479 - 485. 3. Baer MR, et al. Blood . 2002;100(4):1224 - 1232. 4. Lowenberg B, et al. N Engl J Med . 2009;361(13):1235 - 1248. 5. Cashen AF, et al. J Clin Oncol . 2010;28(4):556 - 561. 6. Kantarjian HM, et al. J Clin Oncol . 2010;28(4):549 - 555. 7. Schiller G, et al. J Clin Oncol . 2010;28(5):815 - 821.

53 Selected Lower - Intensity Approaches in Older, Poor Prognosis Patients With AML – Clofarabine 30 mg/m 2 /d x 5d (n = 112) (nucleoside analogue) 1  Median age 71 years, 36% with prior MDS  38% CR, 8% CRp (seen even with several risk factors)  Early death rate = 10% – Decitabine 20 mg/m 2 /d x 5d (n = 55) (DNAMTi) 2  Median age 74 years, 42% had secondary AML  24% CR, 2% CRp  Early death rate = 4%  Ph III v lowdac: 18% v 8% CR, 7.7 v 5.0 mo med OS (missed primary EP; n=485; Kantarjian et al, JCO, epub 2012) – Decitabine 20 mg/m 2 /d x 10d (n = 53) 3  Median age 74 years, 36% had secondary AML  47% CR, 64% CR + CRi  Early death rate (8 weeks) = 15%  Higher levels of miR - 29b associated with increased likelihood of response 1. Kantarjian H et al. J Clin Oncol. 2010;28(4):549 - 555. 2. Cashen AF et al. J Clin Oncol . 2010; 28(4):556 - 561. 3. Blum W et al. PNAS 2010; 107 (16):7473 - 7478

54 AML: Where We Are Today • Under age 55 - 60 years: aggressive induction (3 [dauno 90] +7) and consolidation with high - dose chemo (HDC)/HDC with autologous peripheral blood stem cell transplant (PBSCT) or alloSCT (sibling or matched unrelated donor [MUD])  Post - CR rx moving toward alloSCT in most (ex CBF cytog, ckit WT; APL; nl cytog FLT3 WT/NPM1 mut [only those w concurrent IDH1/IDH2mut ]) • Older adults: aggressive induction (if fit/might benefit) followed by moderately intense consolidation for several cycles or reduced intensity conditioning (RIC) alloSCT  Several studies have defined risk for doing poorly with standard induction: age >70 years, antecedent hematologic disorder (AHD), performance score = 2, nonfavorable cytogenetics: role for lower dose chemo?

55 Secondary AML Definition: AML occurring after prior MDS or after chemo for another cancer New pathophysiology insight - preexisting p53 mutation in HSC clones occur by chance but may be selected for by chemo Prognosis usually poor (basically like that of older adults), but if favorable chromos can do well Standard treatment (if aggressive and non fav chromos): 3+7 chemo f/b allo SCT (if in CR)

56 Sec AML: Same Mut as MDS Plus Others Walter et al, NEJM 2012

57 Trial Design - 1 • Newly diagnosed patients with secondary AML randomized to: – amonafide 600 mg/m 2 /d IVCI over 4h qd, d 1 - 5, plus ara - C 200 mg/m 2 /d IVCI, d1 - 7 OR – daunorubicin 45 mg/m 2 /d over 30 min d 1 - 3 plus ara - C 200 mg/m 2 /d IVCI, d1 - 7 • If day 14 marrow positive, a 2 nd course given • n=420, 89% power to detect 15% CR+CRi difference

58 Patient Demographics Amonafide/Ara - C Dauno/Ara - c Age(median) 64.5 63 Race (white) 83% 87% Sex (female) 50% 42% AML w/antecedent MDS 11% 9% WBC>20 18% 19% Elevated LDH 62% 60% Intermediate risk Cytogenetics 34% 33% 433 pts randomized; 23 countries

59 Primary Endpoint: Complete Remission Rate Amonafide/ara - C (n=216) Daunorubicin/ara - C (n=217) 46% 45% 20.4% 12.4% CR rate 30 d mortality

60

CR Rate by Cytogenetic Risk

	Amonafide/ara-C	Daunorubicin ara/C
Favorable **n=9**	**100%**	**88%**
Int **n=146**	**53%**	**54%**
Unfavorable **n=173**	**41%**	**32%**
Unknown **n=105**	**43%**	**46%**

$p=0.001$ for overall CR rate by cytogenetic category (Fisher's exact test)

61 Multivariable Analysis for CR Rate P Value Odds ratio Rx arm 0.69 1.084 Elevated LDH 0.01 0.577 Elevated WBC 0.002 0.403 Therapy - related AML 0.02 0.421 Unfavorable Cytogenetic 0.004 0.540

62 Survival According to Cytogenetic Risk Group for Patients With t - AML or De Novo AML Treated by German AML Cooperative Group Karyotype n(%) med OS (mo) t - AML (n = 121) AML (n - 1,511) t - AML AML P Fav 29 (24) 306 (20) 27 NR .02 Inter 34 (28) 903 (60) 12 16 .19 Unfav 58 (48) 302 (20) 6 7 .006 Kern et al JCO , 2001

63 Target - ish Rx in AML - I • Flavopirodol (combined w chemo) • HSP90 inhibition • NEDD8 inhibition • RAS/MEK inhibition: tipifarib/trametenib • Histone methyltransferase inhib (in MLL re - arranged) • Hedgehog pathway inhibition (combined with chemo) • Proteosome inhibitors (combined with chemo) • Bcl - 2 inhibition (ABT199)

64 Target - ish Rx in AML - II • New ‘delivery system’: CPX - 351 • Activation of p53: MDM2 inhib • PLK inhibition • HDAC inhibitors (Upfront S1203 trial) • Nuclear export protein inhibitors • MUC - 1 inhibitors • PIM kinase inhibitors • Bromodomain inhibitors • Immune Checkpoint inhibition • TARGETED RX: FLT 3 and IDH

65 If CPX - 351 Phase 3 Trial is Positive • If the primary OS endpoint is positive : extend survival by several months • It will likely become the standard of care for those who would have been eligible for the phase 3 trial (age 60 - 75) - hopefully increased CR will serve as a ‘better bridge to transplant’ – AML after MDS – AML after prior chemo – MDS - like chromos • New products are not likely to effect this basic choice of induction with some possible exceptions: – Midostaurin in FLT3 AML if C10603 is positive (but not usually secondary, and/or older) – GO + chemo if it comes back – Low dose chemo options (e.g. lodac plus volasertib), etc,

66 Acknowledgements • Clinical Team at DFCI: – Dan DeAngelo, MD, PHD – David Steensma, MD; Martha Wadleigh, MD, Gabi Motyckova, MD, PHD – Ilene Galinsky, NP – Susan Buchanan, PA; Andrian Penicaud, PA, Sarah Cahill, PA, Kat Edmonds, NP • Scientific Team at Dana - Farber/Harvard Cancer Center – Jim Griffin, MD; Tony Letai MD PhD, David Weinstock, MD, Ben Ebert MD, Tom Look, MD • CALGB – R Larson, G Marcucci, S Geyer, W Stock • Industrial Collaborators – Novartis, Millennium, Cephalon • Academic Collaborators – E Estey, S Nimer, V Klimek, C Schiffer, G Schiller, R Paquette, T Fischer, H Dohner, C Thiede, and many others.

CPX - 351 Phase 1 & 2 Clinical Data & the Ongoing Phase 3 Study Dr. Jeffrey Lancet Section Chief of Leukemia, Department of Malignant Hematology, Moffitt Cancer Center Celator Pharmaceuticals Analyst Day, July 17, 2014 67

Timeline of "progress" in AML


Cytarabine
Idarubicin + Cytarabine
Daunorubicin + Cytarabine
Daunorubicin
High-dose Cytarabine
1950s-1960s
1970s
1980s
1990s
2000s
2010s
Gemtuzumab
Cladribine
Vosaroxin
CPX-351
Sapacitabine
Midostaurin
HMAs
HDAC inhibitors

AML survival: patients ≥ 60 years Burnett et al. Semin Hematol 2006: 43(2):96 - 106 , 0 1 2 3 4 5 6 7 8 0.0 0.2 0.4 0.6 0.8 1.0 Years Survival Probability

Issues delaying the development of effective new therapy in AML • Discovery of molecular anomalies have not yet translated into clear therapeutic targets • Lack of molecular data applied retrospectively to predict response • Trial Design • Empiric testing in a heterogeneous disease • Especially with targeted agents • Inappropriate endpoints in early phase trials? • Lack of randomization in early phase trials

CPX - 351 • 100 nm bilamellar liposomes • 5:1 molar ratio of cytarabine to daunorubicin • 1 unit = 1.0 mg cytarabine plus 0.44 mg daunorubicin

Pharmacological Basis of CPX - 351 CPX - 351 liposome delivers 5:1 molar ratio for >24 hours Hours After Administration 0 20 40 60 80 100 120 140 160 180 Bone Marrow Cytarabine (  g/ml) 0 1 2 3 CPX-351 Free drug cocktail Cytarabine Accumulates and persists in the bone marrow Preferential uptake and intracellular release in leukemic blasts Plasma Molar Ratio Time (hours) 0 5 10 15 20 25 0 5 10 15 20 30 min 24 hours

Phase 1 study of CPX - 351 in AML • First in human study • Relapsed, refractory AML • Dose escalation – planned up to 134 units/m 2 • Primary endpoints – safety, maximum tolerated dose

• Safety • Dose limiting toxicity in 3 of 6 patients at 134 units/m 2 • Congestive heart failure, hypertension, prolonged cytopenias • Other most common grade 3 - 4 toxicities • Rash, liver function abnormalities, • Clinical congestive heart failure in 2 of 23 pts (both with heavy prior anthracycline exposure) • Maximum tolerated dose: 101 units/m 2 • Efficacy • 10 out of 43 pts (23%) had CR or CR p • CR at dose level as low as 32 units/m 2 • One patient with CR after primary induction failure with 7+3 Phase 1 study of CPX - 351 in AML: Key Findings

Pharmacokinetics 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 0 24 48 72 96 120 144 168 TIME (hr) Cytarabine Daunorubicin Mean plasma concentration after the day 5 infusion among patients receiving 24 units/m^2 CPX-351 (n=3) D & A detectable 7 days at completion of infusion Fixed molar ratio maintained For 24 hours after final dose 1 2 3 4 5 6 7 8 9 10 0 4 8 12 16 20 24 TIME (hr) 1001 2002 3004 Plasma molar ratio of cytarabine to daunorubicin after the day 5 infusion among patients receiving 24 units/m^2 Feldman, et al. J Clin Oncol 2011; 29:979

Randomized Phase 2 Trial of CPX - 351 vs “7+3” in Older Untreated AML Eligibility • Newly diagnosed • Ages 60 - 75 • Able to tolerate intensive therapy • PS 0 - 2 CPX - 351 (n=84) 100 units/m 2 IV days 1, 3, 5 Up to 2 inductions and 2 consolidations 7+3 (n=41) Daunorubicin 60 mg/m 2 Cytarabine 100 mg/m 2 Primary Endpoint: CR+CR i rate

Key d emographic f eatures CPX - 351 7+3 n=85 n=41 Gender Male 53 (62.4%) 25 (61.0%) Race Caucasian 76 (89.4%) 39 (95.1%) Risk Standard Risk 28 (32.9%) 14 (34.1%) High Risk 57 (67.1%) 27 (65.9%) Age Group ≥70yrs 34 (40.0%) 15 (36.6%) Median (yrs) 68.0 68.0 AML Type De novo AML 52 (61.2%) 22 (53.7%) Secondary AML 33 (38.8%) 19 (46.3%) ECOG PS 0 - 1 70 (82.4%) 36 (87.8%) 2 15 (17.6%) 5 (12.2%) Cytogenetic Risk* Adverse 23 (27.1%) 13 (31.7%) Intermediate 54 (63.5%) 26 (63.4%) Unknown 7 (8.2%) 2 (4.9%) Lancet et al, Blood 2014; 123:3239

Randomized Phase 2 Trial of CPX - 351 vs “7+3” in Older Untreated AML Parameter CPX - 351 (n=84) “7+3” Regimen (n=41) CR (%) 41 (48.8) 20 (48.8) CRi (%) 15 (17.9) 1 (2.4) CR + CRi (%) 56 (66.6) 21 (51.2) 60 - d mortality (%) 4 (4.7) 6 (14.6) CR + CRi (%) in s - AML 19 (57.5) 6 (31.6) s - AML median EFS (mos) 4.5 1.3 s - AML median OS (mos) 12.1 6.1 Lancet et al, Blood 2014; 123:3239

Randomized Phase 2 Trial of CPX - 351 vs “7+3” in Older Untreated AML sAML All Patients Overall Survival Overall Survival by treatment arm 0% 20% 40% 60% 80% 100% 0 12 24 36 48 Months from randomization Arm A: CPX - 351 Arm B: 7+3 Deaths / N 58 / 85 27 / 41 Median in Mon s . 14.7 ( 10.6 , 18.1 ) 12.9 ( 6.7 , 22.4 ) Logrank p - value = 0 .61 , HR=0.88 0% 20% 40% 60% 80% 100% 0 12 24 36 48 Months from randomization 7+3: Secondary CPX - 351: Secondary Deaths / N 18 / 19 23 / 33 Median in Mon s 6.1 ( 1.4 , 7.5 ) 12.1 ( 9.1 , 17.6 ) Logrank p - value = p=0.01, HR=0 . 46 Overall Survival P rotocol - defined sAML Lancet et al, Blood 2014; 123:3239 10 patients on the 7+3 arm crossed over; 4 achieved CR; all 4 survived >12 months 6 patients on the 7+3 arm crossed over; 2 achieved CR; both survived >12 months

Safety 80 CPX - 351 (n=85) 7+3 (n=41) n (%) n (%) Grade 3/4 Grade 5 Grade 3/4 Grade 5 Febrile Neutropenia 54 (63.5) 0 (0.0) 21 (51.2) 0 (0.0) Infections 60 (70.6) 3 (3.5) 18 (43.9) 3 (7.3) Bacteraemia 30 (35.3) 0 (0.0) 8 (19.5) 0 (0.0) Epistaxis 6 (7.1) 0 (0.0) 0 (0.0) 0 (0.0) Petechiae 1 (1.2) 0 (0.0) 0 (0.0) 0 (0.0) Early mortality (Day 60) : CPX - 351 (4.7%) vs. 7+3 (14.6%) Neutrophils to > 1000/uL 36 days 32 days Platelets to > 100K/uL 37 days 28 days

Outcomes in patients with prior hypomethylating agent exposure Prior Hypomethylating Agent Treatment CPX - 351 n=33 (%) 7+3 n=19 (%) +HMA 13 (39%) - HMA 20 (61%) +HMA 7 (37%) - HMA 12 (63%) Responses 7 (54) 12 (60) 2 (29) 4 (33) CR 3 (23) 9 (45) 2 (29) 4 (33) CRi 4 (31) 3 (15) 0 0

Randomized Phase 2 Trial of CPX - 351 vs Salvage in 1 st Relapse AML Eligibility • 1st Relapse • Initial CR ≥1 month • Ages 18 - 65 • Stratified by European Prognostic Index • PS 0 - 2 CPX - 351 (n=81) 100 units/m 2 IV days 1, 3, 5 Up to 2 inductions and 2 consolidations Salvage (as per investigator choice) : ( n=44) • MEC (mitoxantrone+etoposide+cytarabine) (23pts) • 7+3 (7pts) • Other (14pts) Primary Endpoint: Survival at 1 year

Randomized Phase 2 Trial of CPX - 351 vs Salvage in 1 st Relapse AML Overall (n=125) EPI Poor - Risk ( n=85) CPX - 351 (n=81) Salvage (n=44) CPX - 351 (n=56) Salvage (n=29) Response Rate 49.4% 40.9% 39.3% 27.6% 60 - Day Mortality 14.8% 15.9% 16.1% 24.1% EFS (median, mos.) 4.0 1.4 1.9 1.2 OS (median, mos.) 8.5 6.3 6.6 4.2

Potential reasons why CPX - 351 has a greater b enefit in High - Risk AML Patients • Altered signaling/cell cycle control checkpoints • 5:1 molar ratio: constant cytarabine excess → daunorubicin DNA damage without blocking cell cycle progression to S - phase where cytarabine action occurs preventing antagonism • Markedly prolonged cytarabine and daunorubicin half - life • 5 - 8 fold prolonged half - life maintains cytotoxic drug levels, enhances killing of slowly replicating leukemia cells and cells with impaired apoptosis after p53 - function is blocked • Drug transport effects • Direct internalization of CPX - 351 liposomes may circumvent drug efflux resistance mechanisms (MDR1, MRP) • Direct internalization of CPX - 351 liposomes may also reduce cytidine deaminase inactivation of cytarabine

Randomized Phase 3 Trial of CPX - 351 vs “7+3” in Older Patients with sAML Eligibility • Previously untreated sAML or tAML • Ages 60 - 75 • Able to tolerate intensive therapy • PS 0 - 2 CPX - 351 100 units/m 2 IV days 1, 3, 5 Up to 2 inductions and 2 consolidations 7+3 Daunorubicin 60 mg/m 2 Cytarabine 100 mg/m 2 Primary Endpoint: Overall Survival

CPX - 351 vs 7+3 Phase II study: sAML Definition Phase II vs. Phase III *Patient 12 - 004, originally identified as a de novo patient, was diagnosed with Philadelphia chromosome and was not assessed for response Phase III study will use WHO criteria for confirmation of secondary AML 16 patients added by karyotype 10 patients with MPN or MDS / MPN removed 58 patients by Phase III criteria sAML n = 52

What makes AML - 301 unique from other phase 3 AML studies? • Based upon a prior randomized study • Based upon a prior study that identified a distinct group of patients found to benefit from CPX - 351 (secondary AML) • Primary endpoint (overall survival) was modeled upon the primary endpoint from study 204. • Large enough study to assure adequate power for a less robust survival difference than was seen in the 204 study. (Hazard ratio of 0.635 rather than 0.40). • AML - 301 also adequately powered to ensure ability to detect a 20% improvement in response rate of CPX - 351 (less than the difference seen in the 204 study).

Endpoints • Primary • Overall survival with >90% power to detect HR = 0.63 • Detect a 37% decrease in the rate of death with CPX - 351 over the course of the study. • Secondary • Response rate • Event - free survival • 60 day mortality • Leukemia clearance rate

Power calculations Power Hazard Ratio 70 0.726 75 0.712 80 0.697 85 0.679 90 0.657 93.7 0.635 Arm B Rate 31% 42% Power Arm A Rate (%) Difference (%) Arm A Rate (%) Difference (%) 70 46.5 15.5 57.9 15.9 75 47.4 16.4 58.8 16.8 80 48.4 17.4 59.8 17.8 85 49.6 18.6 60.9 18.9 90 51.0 20.0 62.3 20.3 95 53.2 22.2 64.4 22.4 97 54.6 23.6 65.8 23.8 Survival Response

Question & Answer Session & Break Celator Pharmaceuticals Analyst Day, July 17, 2014 90

Ongoing and Planned Clinical Studies of CPX - 351 Dr. Arthur Louie Chief Medical Officer Celator Pharmaceuticals Analyst Day, July 17, 2014 91

CPX - 351 Life Cycle Development Extend Use to Other AML and Hematologic Malignancies Indications Treatments CPX - 351 alone CPX - 351 + other drugs High - risk AML Other AML indications AML Special Populations Pre - conditioning prior to HSCT CPX - 351 life cycle management is based on high - level efficacy and demonstrated safety 92 Other Hematologic Indications (e.g., MDS)

CPX-351 Life Cycle Development – Overview

	Completed	Ongoing	Planned
First Line Treatment • Older patients – Phase 2 (204 Study) • sAML, older patients – Phase 3 • High risk, younger patients – Phase 3 AML 19	X	X	In discussion
Second Line and Later Treatment • 1st relapse, younger patients – Phase 2 (Study 205) • Refractory patients – any age • Multiply relapsed, any age – Phase 1	X X		TBD
Special AML Populations • Unfit due to comorbidities – Phase 2 – FHCRC • Unfit due to poor risk AML – Phase 2 – MDA • Unfit due to age >65 and functional impairments – Phase 2 – Cornell		X	X X
Allo HSCT • Pre-conditioning prior to HSCT – Phase 1/2 – Cornell		X	
Myelodysplasia • MDS after HMA failure – Phase 2 – Stanford		X	
Pediatric Leukemia • COG Pilot – Phase 1/2 – Cincinnati Children's Hospital		X	

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Unfit AML Due to Co-morbidities:
Dr. Walter – Fred Hutchinson Cancer Research Center

- **High-Risk MDS and AML at High Risk of Treatment-Related Mortality**
- **Unfit AML is estimated to be ~10K patients globally**
- **Typically untreated or experimental treatment**
- **Current remission rate is 30% and expected 30-day mortality rate is 30%**

Fred Hutchison Cancer Research Center
Protocol 2642

Phase II in AML or High-risk MDS:
- ✓ First Line AML, HMA failures in MDS
- ✓ Treatment Related Mortality Score of >13
- ✓ Normal liver function
- ✓ LVEF >40%
- ✓ Up to 45 patient per arm

R → CPX-351 32u/m^2
R → CPX-351 64u/m^2

Which dose level, 32 u/m^2 or the 64 u/m^2 or both has acceptable treatment-related mortality (<30%) and improves CR rate (>30%)

First Patient in:	2Q2013
Estimated Completion:	4Q2015
Estimated Publication:	2Q2016

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Unfit AML Due to Poor Risk:
Dr. Cortes - MD Anderson Cancer Center

- Newly diagnosed AML at high risk for induction mortality
- Unfit AML is estimated to be ~10K patients globally
- Typically treated with daunorubicin/cytarabine
- Current risk of death is 30-50%; objective to lower mortality to <30%

MD Anderson Cancer Center
Protocol 2014-0548

Phase II in Newly Diagnosed AML:

- ✓ Age <60 must have at least two risk factors
- ✓ Age >60 must have one risk factor
- ✓ Dose escalation to 100 u/m^2 possible
- ✓ 15 patient per arm+ 10 patients at dose selected

R → CPX-351 50u/m^2
R → CPX-351 75u/m^2

Assess preliminary efficacy and safety of CPX-351 in newly diagnosed AML at high risk for induction mortality (predicted as 30-50%+ by Day 60)

Estimated First Patient in:	3Q2014
Estimated Completion:	3Q2016
Estimated Publication:	1Q2017

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Celator Pharmaceuticals

Pre-conditioning Prior to HSCT:
Dr. Gergis - Cornell

- **AML and High-risk MDS eligible for bone marrow transplant**
- **Unrelated transplants in Adults with AML ~2.7K patients in the U.S.**
- **Objective is <5% blasts before transplant**
- **With current treatments 40% of patients achieve <5% blasts**

Weill Cornell/NY Presbyterian
Protocol 0812010140

Phase I/II in Hematologic Malignancies:
- ✓ Late Stage AML
- ✓ Refractory AML
- ✓ High-risk MDS
- ✓ Dose Escalation Study followed by Phase II extention

CPX-351 → Reduced Intensity Conditioning → Allogeneic Transplant

Phase 1 Completion:	4Q2012; published 3Q2013
Phase 2 Completion:	3Q2014
Estimated Phase 2 Publication:	1Q2015

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AML and HR-MDS After HMA Therapy:
Dr. Medeiros - Stanford

- **AML or high-risk MDS relapsed or refractory to prior hypomethylating agents**
- **MDS and HMA failure is estimated to be ~5-6K patients globally**
- **Median survival in AML is 3.4 months and 5.6 months in MDS, CR rate is 20%**
- **Objective is to increase response rate to 40%**

Stanford University Cancer Center
Protocol 28524

Phase II AML/High-risk MDS:
- ✓ MDS age 60+ after HMA failure
- ✓ AML age 60+ after HMA failure
- ✓ MDS→AML age 75+ after HMA failure
- ✓ 33 patients

CPX-351 65u/m^2

Assess efficacy and safety of CPX-351 in hypomethylating agent (HMA) refractory/relapsed high-risk MDS and AML

First Patient in:	1Q2014
Estimated Completion:	3Q2015
Estimated Publication:	1Q2016

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Relapsed/Refractory Hematologic Malignancies (COG Pilot Study):
Dr. Absalon - Cincinnati Children's Hospital

Hypothesis

1. Daunorubicin when administered as CPX-351 results in less cardiotoxicity compared to standard administration of anthracyclines/anthracenedione
2. Serum biomarkers of cardiotoxicity can identify patients at risk for the late development of chemotherapy induced cardiomyopathy
3. Therapy with CPX-351 will result in a more favorable profile of cardiotoxicity biomarkers compared to standard administration of anthracyclines/ anthracenedione

CINCINNATI CHILDREN'S HOSPITAL AND MEDICAL CENTER
Protocol CPX-MA-1201

Phase I in AML/Hematologic Malignancies:
- ✓ Phase I: Ages 1.5 to 21 years, 5-12 patients
- ✓ Dose escalation to 134u/m^2 if 100u/m^2 tolerated
- ✓ Expansion Phase Ages 1.5 to 30 years, up to 18 additional patients

CPX-351 100u/m^2

Determine a appropriate dose, pharmacokinetics, response in biomarkers of cardiac injury and preliminary efficacy and safety of CPX-351 pediatric AML.

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Pediatric Leukemia: Pilot Study Rationale Mulrooney et al. BMJ 2009;339:b4606 99

CPX - 351 Life Cycle Development Extend Use to Other AML and Hematologic Malignancies Indications Treatments CPX - 351 alone CPX - 351 + other drugs High - risk AML Other AML indications AML Special Populations Pre - conditioning prior to HSCT CPX - 351 life cycle management is based on high - level efficacy and demonstrated safety Continue to evaluate development opportunities; active discussions ongoing with investigators and cooperative groups 100 Other Hematologic Indications (e.g., MDS)

Leukemia and Lymphoma Society ® Commitment to CPX - 351 Dr. Louis J. DeGennaro, Ph.D. Leukemia and Lymphoma Society: Interim President and Chief Executive Officer Celator Pharmaceuticals Analyst Day, July 17, 2014 101

What Drives Us KEY MESSAGE “You have cancer.” “I have an effective treatment for you.” “You are cured.”

Why It’s Important KEY MESSAGE Anyone can get blood cancer

Cures Today, Not Someday KEY MESSAGE

0 10 20 30 40 50 60 70 80 90 0% 20% 40% 60% 80% 100% MM NHL CLL CML MPNs HL ALL (Adults) 83,000/ year 2,800/year Incidence Scale AML MDS ALL (Children) Median 5 - year Survival Rate Median Age at Diagnosis Confronting a Broad Range of Diseases with Diverse Outcomes

50% of blood cancer patients survive their diagnosis 50% do not survive Access Cures Why We’re Here: The Patients

107 Idelalisib (PDUFA review: Sept 11, 2014) Newly approved by FDA in 2013 - 4 LLS Research Has Supported Nearly All Innovative Blood Cancer Treatments

Discovery Development Approval New Therapies! Academic Grants Program 108 Therapy Acceleration Program Total funding to date: $1 billion dollars LLS Has Funded Research for 60 Years

▪ Unmet medical need - avoiding crowded areas supported by others ▪ Quality of the science and the asset, level of innovation ▪ Competency and enterprise readiness of partner ▪ Value of LLS as a partner More recently: ▪ Strategic fit with LLS research agenda ▪ Potential for a return on investment Diligence Questions

CPX - 351 Celator Partnership

0 10 20 30 40 50 60 70 80 90 0% 20% 40% 60% 80% 100% MM NHL CLL CML MPNs HL ALL (Adults) 83,000/ year 2,800/year Incidence Scale AML MDS ALL (Children) Median 5 - year Survival Rate Median Age at Diagnosis Why Partner with Celator: Unmet Medical Need

112 Compelling Phase 1 Results: Fund the Phase 2 Study at $4.1 Million

Phase 2 study results versus control: ▪ Doubled the number of patients achieving complete remission ▪ Reduced treatment - related mortality by a factor of 5 ▪ Nearly tripled the number of patients alive at one year Compelling Phase 2 Results: Fund the Phase 3 Study at $5 Million

▪ Direct impact for patients • Changing the standard of care • Demonstrated clinical response throughout the development process • Demonstrated clinical proof of concept ▪ Achieved “expected endpoint” ▪ Partnered Measures of Success

INDICATION(S) PRECLINICAL PHASE I PHASE II PHASE III MDS AML MLL Leukemia AML B - Cell Cancers CTCL DLBCL Leukemia Acute Leukemia AML/MDS Myeloma Acute Leukemia Licensed by B - cell Lymphoma Myeloma Acquired by $100 M partnership Licensed by Recent IPO IPO Therapy Acceleration Program Pipeline

Academic Research Biotech Pharma FDA Patients & Providers Third - Party Payors Research Grants Venture Philanthropy Policy Advocacy Patient Programs Provider Programs Leukemia & Lymphoma Society A Better Solution for Patients

CPX - 351 Commercialization Plans Derek Miller Chief Business Officer Celator Pharmaceuticals Analyst Day, July 17, 2014 117

CPX - 351 Commercial Overview AML Market Place and Opportunity Commercial Plan for CPX - 351 Value of CPX - 351 in AML and beyond 118

CPX - 351 Potential Positioning* • For Acute Myeloid Leukemia patients who are deemed appropriate to receive intensive myeloablative therapy, CPX - 351 is the foundational treatment that prolongs survival and reduces treatment - related mortality * For Planning Purposes only and pending FDA approval 119

AML Market Place and Opportunity 120

Estimated Proportion of New Cases (%) in 2014 for Types of Leukemia, Adults and Children* in the U.S. AML, 18,860 (36%) CLL, 15,720 (30%) ALL, 6,020 (12%) Leukemia, other, 5,800 (11%) CML, 5,980 (11%) Source: Cancer Facts & Figures, 2014 American Cancer Society; 2014. Total is less than 100% due to rounding in the calculation of individual percentages 121

Age - specific Incidence Rates for Acute Myeloid Leukemia in the U.S. (All Races, 2006 - 2010) – Median Age at Diagnosis is 66 122 Source: SEER (Surveillance, Epidemiology and End Results) Cancer Statistics Review, 1975 - 2010. National Cancer Institute; 2013. .

Acute Myeloid Leukemia Market • Bone marrow makes abnormal myeloblasts (a type of white blood cell), red blood cells, or platelets • If left untreated, AML progresses rapidly to death • With treatment • Median Overall Survival <12 months for AML patients • Median Overall Survival 6 - 7 months for Secondary AML (sAML) • Cancer Facts & Figures estimates 2014 U.S. incidence and mortality as: • 18,860 new AML cases in 2014 • 10,460 deaths from AML in 2014 • Secondary AML (sAML) is reported as 20 - 30% of the AML incidence • Estimated as 40% of AML cases in patients >60 years of age • Estimated 50% of patients >60 deemed suitable for intensive therapy 123

In Practice, Treatment Decisions Based on Whether Patient Deemed Suitable for Treatment (i.e. “Fit”) Composite Measure of Age, Performance Status, and Comorbidities Treatment/ Therapy Choice Diagnosis “Fit” “Unfit” Low/Good Risk Cytogenetics Intermediate Risk Cytogenetics High/Poor Risk Cytogenetics Clinical Trial (HSCT) or Supportive Care CR Failure Cure Relapse Reduced Intensity Conditioning Induction 7 + 3 CR Clinical Trial, or Supportive Care Failure Low/Good Risk Cytogenetics Intermediate and High/Poor Risk Cytogenetics HiDAC Consolidation HSCT Cure Relapse Cure Relapse HiDAC Consolidation Low Intensity Therapy AML (non - APL) Source: Results from Hematologist/Oncologist interviews conducted in US and EU in May/June 2014. 124

Induction Therapy Used by Region 100% 100% 100% 100% 20% 20% 6% 11% 18% 27% 29% 13% 47% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% US Europe US Europe US Europe % Frequency of Mentions 7+3 Decitabine Azacitidine LD Ara-C Palliative Care Unfit for intensive Tx Poor/Int Risk Good Risk Source: Results from Hematologist/Oncologist interviews conducted in US and EU in May/June 2014. Induction Therapy Consistent Across Risk Categories with Exception of Unfit Patient Population, Which Receives Variety of Therapies 125

Commercial Plan for CPX - 351 126

Building U.S. Commercialization Plans and Infrastructure and Evaluating ex - U.S. Partnering Options U.S. Commercial Prep • KOL and Investigator Engagement • Positioning, Branding, Core Messages • PR • Value Proposition, Access, Reimbursement, and Pricing • Targeting and Segmentation • Staffing in key functional groups Ex - U.S. Partnering • Develop partner criteria and short list of companies • In Process • Initiate discussions • Initial discussions underway with global and regional players based on in - bound interest • Timing of decision linked to data readouts and other clinical milestones Although a Celator - led launch outside of the U.S. is feasible, there may be benefits to having a partner: 1. Cost and Risk Sharing 2. Focus on U.S. commercial build, launch strategy and prep 3. Expedites global reach of CPX - 351

48 Centers Performed >70% of AML SCTs Allows Modest Sales Footprint to Cover Concentrated Target Base Department of Health and Human Services, Blood Transplant Report by Center; AML Acute myeloid leukemia - all disease states, number of transplants reported in 2012 website location -- http://bloodcell.transplant.hrsa.gov/RESEARCH/Transplant_Data/US_Tx_Data/Data_by_Center/center.aspx Segment and range of SCTs No. of Centers No. of SCTs 1: 40+ 19 1,158 2: 30 - 39 13 441 3: 20 - 29 16 363 4: 11 - 19 28 408 5: 1 - 10 83 378 128

48 Centers Performed >20 more AML SCTs in 2012 23 Participating in CPX - 351 Phase 3 Trial Department of Health and Human Services, Blood Transplant Report by Center; AML Acute myeloid leukemia - all disease states, number of transplants reported in 2012 website location -- http :// bloodcell.transplant.hrsa.gov/RESEARCH/Transplant_Data/US_Tx_Data/Data_by_Center/center.aspx States with centers performing >20 AML SCTs in 2012 129

Favorable Physician and Payer Reactions to CPX - 351 Target Product Profile • Physicians expressed positive reaction, with an overall rating 5.8 out of 7.0 • “It is a novel new agent with phenomenal complete remission. Recovery of blood count is later, but I don’t mind that. From my point of view the outcome is really, very, very good.” - UK Hem/Onc • Physician’s likelihood to prescribe scored consistently high • Across 75% of tested geographies, all physicians scored 6 or greater (scale 1 - 7, where 7 – definitely will prescribe) • 7+3 regimen universally regarded as the first line induction regimen for “fit” patients at all levels of risk in geographies tested • Payers rated CPX - 351 with 5.6 out of 7.0 Source: Results from Hematologist/Oncologist interviews conducted in US and EU in May/June 2014. 130

Value of CPX - 351 in AML and beyond 131

Projected Revenues in U.S. and Other Markets Reflect Significant Market Opportunity for CPX-351

	Initial indication of sAML >60	Additional labels and data in AML and other	TOTAL
United States	$120 - 150M	~$290M	$410 - 440M
ROW	$80 - 160M	~$200M	$280 - 360M
TOTAL	$200 - 270M	~490M	$690 - 780M

Table reflects 2025 revenue projected ranges based on primary market research conducted in 8 countries.

Revenue potential from label expansion and data generated include:

- **AML Unfit patients, low, intermediate, and high risk**
- **AML Fit patients <60, intermediate and high risk**
- **MDS after HMA failure**
- **HSCT Pre-conditioning**

Since physicians tend to overestimate actual product adoption, a "haircut" is applied to values obtained in primary research. Physician-reported adoption was adjusted based on each physician's reported likelihood to prescribe Product X on a scale of 1 – 7 (1=not at all likely, 7=definitely will).

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Global Market Opportunities are Sufficient to Support Life Cycle Plans Figures are in $millions and represent projected market size

CPX - 351 is an Attractive Commercial Opportunity • Unmet need in AML remains very high • CPX - 351 has the potential to become the standard of care in AML • Treatment patterns in US and key European markets appear to be very similar, allowing for Global Strategy Alignment • Concentrated target audience allows Celator to commercialize CPX - 351 in the U.S. with a small, focused infrastructure • Reaction to CPX - 351 Target Product Profile has very been positive • Global market opportunity for CPX - 351 is sizeable ~$750M 134

Question & Answer Session Celator Pharmaceuticals Analyst Day, July 17, 2014 135

Closing Remarks Scott Jackson Chief Executive Officer Celator Pharmaceuticals Analyst Day, July 17, 2014 136

Creating Shareholder Value • Execution of the Phase 3 study and preparation for regulatory submission and commercialization • Celator to commercialize CPX - 351 in the US • Seek ex - US partner • Continue to evaluate the potential of CPX - 351 in other patient populations (e.g. AML and other hematological malignancies) • Investigator - initiated studies (IIS) • Oncology cooperative groups • Demonstrate the potential of CombiPlex with molecularly targeted therapies • Establish proof of principle to support value of R&D collaborations • Generate product candidates for internal development • Leverage the work with combinations to generate novel single - agent formulations 137

Expected Milestones and News Flow
Estimated dates for data availability from studies



First Relapse Phase 2 Publication
ASH abstracts Preclinical
AACR abstracts Preclinical
ASCO abstracts HSCT Unfit AML
ASCO abstracts HR-MDS/AML
ASH abstracts Phase 3
2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
2014
2015
2016
DSMB – 150 patients
Phase 3 Completion of Enrollment
Phase 3 Remission Rate
Phase 3 Overall Survival
NDA Submission
Start Technology Platform Programs
Complete Technology Platform Programs
Technology Platform Programs - TBD

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